Quarterly Holdings Report
for
Fidelity® Electric Vehicles and Future Transportation ETF
March 31, 2023
EVF-NPRT3-0523
1.9903836.101
Common Stocks - 99.9%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 38.2%
Auto Components - 14.1%
Aptiv PLC (a)	15,981	1,792,908
Faurecia SA (a)	41,144	891,559
Gentex Corp.	38,972	1,092,385
Lear Corp.	8,522	1,188,734
Luminar Technologies, Inc. (a)	83,898	544,498
Valeo SA	47,643	978,814
Visteon Corp. (a)	5,940	931,570
		7,420,468
Automobiles - 18.6%
Li Auto, Inc. ADR (a)	56,605	1,412,295
Lucid Group, Inc. Class A (a)	118,522	952,917
NIO, Inc. sponsored ADR (a)	152,411	1,601,840
Rivian Automotive, Inc. (a)	77,006	1,192,053
Tesla, Inc. (a)	12,080	2,506,117
XPeng, Inc. ADR (a)	107,536	1,194,725
Yadea Group Holdings Ltd. (b)	350,000	902,872
		9,762,819
Household Durables - 2.9%
Garmin Ltd.	14,853	1,498,965
Internet & Direct Marketing Retail - 1.5%
Lyft, Inc. (a)	87,732	813,276
Specialty Retail - 1.1%
EVgo, Inc. Class A (a)	73,649	573,726
TOTAL CONSUMER DISCRETIONARY		20,069,254
INDUSTRIALS - 17.6%
Electrical Equipment - 16.8%
Ballard Power Systems, Inc. (a)	119,619	666,441
Blink Charging Co. (a)	47,227	408,514
Bloom Energy Corp. Class A (a)	42,837	853,741
ChargePoint Holdings, Inc. Class A (a)	75,193	787,271
Doosan Fuel Cell Co. Ltd. (a)	22,887	589,821
FuelCell Energy, Inc. (a)	198,018	564,351
LG Energy Solution (a)	3,743	1,679,081
Mabuchi Motor Co. Ltd.	24,800	718,341
Plug Power, Inc. (a)	84,722	992,942
PowerCell Sweden AB (a)	39,093	442,784
Sensata Technologies, Inc. PLC	22,960	1,148,459
		8,851,746
Machinery - 0.8%
Blue Bird Corp. (a)	19,544	399,284
TOTAL INDUSTRIALS		9,251,030
INFORMATION TECHNOLOGY - 36.7%
Electronic Equipment & Components - 3.7%
Samsung SDI Co. Ltd.	3,388	1,912,801
Semiconductors & Semiconductor Equipment - 33.0%
Allegro MicroSystems LLC (a)	17,607	844,960
Ambarella, Inc. (a)	9,550	739,361
Himax Technologies, Inc. sponsored ADR	69,709	566,734
indie Semiconductor, Inc. (a)	46,224	487,663
Infineon Technologies AG	28,540	1,168,354
Lattice Semiconductor Corp. (a)	14,402	1,375,391
Lx Semicon Co. Ltd.	7,141	614,350
NVIDIA Corp.	4,367	1,213,022
NXP Semiconductors NV	10,917	2,035,748
onsemi (a)	22,910	1,885,951
Renesas Electronics Corp. (a)	80,300	1,154,512
SiTime Corp. (a)	5,344	760,077
Skyworks Solutions, Inc.	12,812	1,511,560
STMicroelectronics NV (Italy)	36,551	1,943,845
Wolfspeed, Inc. (a)	16,138	1,048,163
		17,349,691
TOTAL INFORMATION TECHNOLOGY		19,262,492
MATERIALS - 7.4%
Chemicals - 5.5%
Chunbo Co. Ltd.	3,020	579,944
Ganfeng Lithium Group Co. Ltd. (H Shares) (b)	117,880	732,813
Livent Corp. (a)	40,711	884,243
SK IE Technology Co. Ltd. (a)(b)	13,154	719,411
		2,916,411
Metals & Mining - 1.9%
Allkem Ltd. (a)	123,043	979,008
TOTAL MATERIALS		3,895,419
TOTAL COMMON STOCKS (Cost $59,302,900)		52,478,195

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $59,302,900)	52,478,195
NET OTHER ASSETS (LIABILITIES) - 0.1%	34,322
NET ASSETS - 100.0%	52,512,517

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,355,096 or 4.5% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	-	2,474,687	2,474,687	273	-	-	-	0.0%
Total	-	2,474,687	2,474,687	273	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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